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                                      CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA

=================                                                                                                  =================

       No.                                              BROOKLYN FEDERAL BANCORP, INC.                                   Shares

=================                                                                                                  =================
                                                         BROOKLYN, NEW YORK
                                                                                                              CUSIP:  ______________
                                                    FULLY PAID AND NON-ASSESSABLE
                                                      PAR VALUE $0.01 PER SHARE

                                                   THE SHARES REPRESENTED BY THIS
                                                     CERTIFICATE ARE SUBJECT TO
                                                   RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that                                                                                                  is the owner of

                                                      SHARES OF COMMON STOCK OF

                                                   BROOKLYN FEDERAL BANCORP, INC.
                                          a federally chartered subsidiary holding company

        The shares evidenced by this certificate are transferable only on the books of Brooklyn Federal Bancorp, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

        The interest in Brooklyn Federal Bancorp, Inc. evidenced by this certificate may not be retired or withdrawn except as provided in the Rules and Regulations promulgated by the Office of Thrift Supervision and the charter and bylaws of Brooklyn Federal
Bancorp, Inc. THE COMMON STOCK EVIDENCED HEREBY IS NOT AN ACCOUNT OF AN INSURABLE TYPE AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, Brooklyn Federal Bancorp, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be hereunto affixed.


By                                                                 [SEAL]               By
     ----------------------------                                                            -------------------------------------
      MICHAEL R. LAZAR                                                                       ANGELO J. DI LORENZO
      CORPORATE SECRETARY                                                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

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        The Board of Directors of Brooklyn Federal Bancorp, Inc. (the "Company")
is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any stockholder upon request and without charge a full description of each class of stock and any series thereof.

        The shares represented by this Certificate may not be cumulatively voted on any matter.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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        TEN COM  -  as tenants in common    UNIF GIFT MIN ACT             Custodian
                                                             ------------             -----------
                                                                (CUST)                  (MINOR)
        TEN ENT  -  as tenants by the
                    entireties
                                                             Under Uniform Gifts to Minors Act
        JT TEN   -  as joint tenants
                    with right of
                    survivorship and not
                    as tenants in common
                                                             ------------------------------------
                                                                            (STATE)
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        Additional abbreviations may also be used though not in the above list

For value received, _____________________________ hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER


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                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated
      ------------------------------

In the presence of                      Signature:

------------------------------------    ----------------------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.